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                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                         AIM GOVERNMENT SECURITIES FUND
                                AIM GROWTH FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                                 AIM VALUE FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                      SUPPLEMENT DATED SEPTEMBER 20, 1995
         TO THE PROSPECTUS DATED MAY 1, 1995, AS REVISED JUNE 26, 1995


         The Sub-Advisory Agreement among CIGNA Investments, Inc., A I M Advisors, Inc. ("AIM") and AIM Funds Group terminated effective September 20, 1995. As of that date, AIM assumed sole responsibility for providing investment advice to AIM High Yield Fund.

         The fourth sentence under the caption "Distributions" on page 3 is revised to read in its entirety as follows: "All of the Funds make distributions of realized capital gains, if any, on an annual basis, although AIM MONEY MARKET FUND may distribute net realized short-term capital gains more frequently." In addition, the table under the caption "Dividends, Distributions and Tax Matters--Dividends and Distributions" on page A-16 is revised to reflect that AIM Balanced Fund distributes net realized short-term capital gains on an annual, rather than a quarterly, basis.

         The paragraph under "AIM High Yield Fund" on page 25 is revised to read in its entirety as follows: "John L. Pessarra is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Pessarra has been associated with AIM since 1990 and has a total of nine years of experience as an investment professional. Prior to 1990, Mr. Pessarra was a high yield
investment analyst for United Savings of Texas, FSB.   Kevin E. Rogers is
Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Rogers has been associated with AIM since 1991 and has over eight years of experience as an investment professional. Prior to 1991, Mr. Rogers was a senior research analyst with Waddell & Reed, Inc."

         The paragraph under "AIM Income Fund" on page 25 is revised by adding at the end of the paragraph three new sentences which read in their entirety as follows: "Carolyn L. Gibbs is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. Ms. Gibbs has been associated with AIM since 1992 and has over 10 years of experience as an investment professional. Prior to 1992, Ms. Gibbs was a financial analyst with Northwest Airlines."

         The second sentence under the caption "Fee Waivers" on page 26 is deleted in its entirety.

         The sections under the captions "Timing of Purchase Orders" (page A-4), "Exchange Privilege--Terms and Conditions of Exchanges" (page A-11) and "Redemptions by Mail" (page A-13) are revised to reflect that redemptions or exchanges of shares purchased by check may not be processed until it is determined that the check has cleared, which may take up to ten business days.

         Effective September 25, 1995, the name of AIM Government Securities Fund will be changed to AIM Intermediate Government Fund and the third sentence of the fourth paragraph under the caption "AIM Government Securities Fund" on page 18 will be revised to read in its entirety as follows: "The Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years."